INVENTORY (Schedule of Inventory, Net) (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Inventory Disclosure [Abstract]
Raw materials and components		$ 11,281	$ 13,064
Work in progress		15,432	11,387
Spare parts		13,147	18,272
Finished goods		1,363	604
Total inventory	[1]	$ 41,223	$ 43,327

[1]	The total amount of Rotables included in the company spare parts inventory for the years ended December 31, 2020 and 2019 were $9,183 and $8,886, respectively. Inventory related to discontinued operation for the year ended December 31, 2019 was $580.